UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

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Rekor Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 15, 2024, Rekor Systems, Inc. (the “Company”) issued a press release summarizing the Company’s financial results for the first quarter ended March 31, 2024. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The foregoing information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

A conference call has been scheduled for May 15, 2024, at 4:30 PM ET. Listeners may access the call live by telephone at (877) 407-8037 (toll free) and internationally at (201) 689-8037; or, via the Internet here. An archived webcast will also be available to replay this conference call directly from the investor relations section of the Company’s website at https://www.rekor.ai/investors.

In its discussion, management may reference certain non-GAAP financial measures related to company performance. A reconciliation of that information to the most directly comparable GAAP measures is provided in the press release, furnished herewith, and a copy of which can also be accessed in the investor relations section of the Company's website referenced above.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Executive Officer

On May 14, 2024, the board of directors (the “Board”) of the Company appointed David Desharnais as Chief Executive Officer of the Company, effective May 16, 2024. In this capacity, he will be the Company's principal executive officer. Mr. Desharnais will succeed Robert A. Berman, who will cease to serve as the Chief Executive Officer of the Company effective May 16, 2024. Mr. Berman will continue to serve as Executive Chairman of the Board.

Mr. Desharnais, 52, has served as the Company’s President and Chief Operating Officer since September 30, 2022, and as President since joining the Company on January 3, 2022. Mr. Desharnais has over two decades of experience leading growth strategies for technology driven businesses from start-ups to multinational corporations and across multiple industries. Prior to joining the Company in January 2022, Mr. Desharnais most recently served as Executive Vice President, Chief Digital Product Officer and as a member of the board of directors for IDEMIA, where he was responsible for global strategy and teams across product management, engineering and application development, customer delivery and integration, cybersecurity, data and analytics, strategic alliances and digital labs. Prior to IDEMIA, Mr. Desharnais was an executive at Amazon, where he served as the General Manager of Worldwide Industries for Amazon Web Services (AWS). Prior to Amazon, Mr. Desharnais was an executive at American Express, where he served as Senior Vice President and General Manager for Digital and Commercial Platforms and Global Commercial Payments. Mr. Desharnais graduated summa cum laude with a Bachelor of Science in electrical engineering technology from University of Calgary, and received a Master of Business Administration in strategy, finance, and marketing from the University of Washington, Michael G. Foster School of Business.

Mr. Berman’s current annual base salary will be reduced to $250,000 effective as of May 16, 2024, and the other terms of his employment agreement, as described in the Company’s Definitive Proxy Statement 2024 Annual Meeting of Shareholders, filed on Schedule 14A with the Securities and Exchange Commission on March 25, 2024 (the “2024 Proxy Statement”), will remain the same.

The terms of Mr. Desharnais’ employment agreement, as described in the 2024 Proxy Statement, will remain the same aside from his change in title. Mr. Desharnais’ employment agreement provides for an initial three-year term beginning in January 2022, subject to automatic extension. Mr. Desharnais earns an annual base salary of $795,000, and is eligible to receive annual performance bonuses in an amount up to $700,000 per year, as determined by the Board based on performance metrics mutually determined by the Company and the Mr. Desharnais. He is eligible to receive two times his base salary then in effect if his employment with the Company is terminated within 120 days of a change of control (as such term is defined in his employment agreement). Mr. Desharnais is eligible for benefits available to management employees generally, as outlined in the 2024 Annual Meeting Proxy.

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Election of Director

On May 14, 2024, the Board approved an increase to the size of the Board by one seat, to ten members, and appointed Viraj Mehta to fill the resulting vacancy, effective as of May 16, 2024. Mr. Mehta will assume the title of Executive Director and will serve for a term expiring at the Company’s 2025 annual meeting of stockholders.

Mr. Mehta, age 41, has twenty years of experience investing in markets primarily in the financial, industrial, infrastructure and technology sectors. He started his career at Goldman Sachs as an investment research analyst covering industrials and financials. After this, he worked at several hedge funds including Point72 Asset Management and Moore Capital as a Portfolio Manager, before launching his own fund Arctis Global, LLC (“Arctis”) in 2020 where he is currently the Chief Investment Officer.

Mr. Mehta’s fund, Arctis Global Master Fund Limited, an affiliate of Arctis, is an approximately 11.6% holder of common stock of the Company based on its Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2024, inclusive of warrants to purchase common stock that are exercisable within 60 days of the date of this Current Report on Form 8-K.

The Board has determined that Ms. Mehta is not an independent director within the meaning of NASDAQ Rule 5605. The Board has also determined that Tim Davenport, Chief Operating Officer and Partner of Arctis, is not an independent director within the meaning of NASDAQ Rule 5605.  As a result, Mr. Davenport relinquished his membership on the Board’s Audit Committee effective as of May 14, 2024.

The Board has determined that Mr. Mehta’s skills and experiences within the finance industry and with financial strategy make him a qualified member of the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 15, 2024

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: May 15, 2024	/s/ Robert A. Berman
Name: Robert A. Berman Title: Chief Executive Officer

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